IDX RISK-MANAGED BITCOIN STRATEGY FUND

Investor Class (BTCDX)

Institutional Class (BTIDX)

A series of IDX Funds

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Supplement dated December 13, 2021

To the Fund’s Statement of Additional Information dated November 11, 2021

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Effective December 13, 2021, Steven D. Poppen and Randall K. Linscott resigned as Trustees of the IDX Funds (the “Trust”). All references to Messrs. Poppen and Linscott in the Fund’s Statement of Additional Information (“SAI”) are hereby removed. Also effective December 13, 2021, Nicholas Carmi was appointed to the Board of Trustees of the IDX Funds.

The table listing the Independent Trustees of the Trust in the section “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” beginning on page 12 of the SAI is deleted and replaced with the following:

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Kelley J. Brennan – 1942	Trustee	Since 2015	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm) (1981-2002).	2	None
Tobias Caldwell – 1967	Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (family office) (1999-present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-9/2019); Manager Member, Bear Properties, LLC (real estate firm) (2006-present).	2	AlphaCentric Prime Meridian Income Fund (2018- present); Strategy Shares (2016– present) (3 funds); Mutual Fund & Variable Insurance Trust (2010–present) (13 funds); Mutual Fund Series Trust, comprised of 40 funds (2006–present)
Nicholas Carmi – 1966	Trustee	Since 2021	Head of Financial Markets, BitGo Holdings (2019-present); Managing Director Global Head of FICC, Tower Research Capital, LLC (2015-2019).	2	None

The following information is added to the table under “Qualification of Trustees” in the section “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” beginning on page 14 of the SAI:

Nicholas Carmi	Mr. Carmi is the Head of Financial Markets of BitGo Holdings, a provider of digital asset services to institutional clients and high-net-worth investors. Mr. Carmi brings over 25 years of experience in financial services in prime brokerage services. Mr. Carmi’s experience with cryptocurrency provides the Board with an additional perspective and understanding of the Fund’s investment strategies.

The paragraph “Compensation” in the section “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” beginning on page 16 of the SAI is deleted and replaced with the following:

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Before January 1, 2022, each Trustee who is not an “interested person” received a fee of $5,000 each year, plus a fee of $1,500 per Fund each year, and $200 per Fund per Board or committee meeting attended. Beginning January 1, 2022, each Trustee who is not an “interested person” receives a fee of $12,000 each year, plus a fee of $1,000 per Fund per Board meeting and $1,000 per committee meeting attended, and $250 for each special telephonic meeting. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

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